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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  NOVEMBER 25, 1997
                                                  ------------------------------

                                OZEMAIL LIMITED
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              (Exact name of registrant as specified in charter)


          AUSTRALIA                 0-28476                       NOT APPLICABLE
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(State or other jurisdiction      (Commission                      (IRS Employer
    of incorporation)             File Number)               Identification No.)



OZEMAIL CENTRE, 39 HERBERT STREET, ST. LEONARDS 2065, SYDNEY, AUSTRALIA     NONE
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  011-61-2-391-0400
                                                    ----------------------------


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
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     (a)  On November 25, 1997, OzEmail Limited, an Australian corporation
("OzEmail"), purchased all of the outstanding ordinary shares of Access One Pty Limited, an Australian Corporation ("Access One"), together with certain related assets, from Solution 6 Holdings Limited, an Australian corporation ("Solution 6"), pursuant to an Agreement for Sale and Purchase of the Internet Business of Solution 6, by and between OzEmail and Solution 6.

     The consideration for the purchase consisted of a payment of five million Australian dollars (A$5,000,000 or US$3,500,000) and the issue of ten million (10,000,000) ordinary shares par value A$0.004 per share of OzEmail with a fair value at the time of issuance of A$15,740,000. Of such shares, 7,200,000 were issued on November 25, 1997, with the balance of 2,800,000 shares to be issued on satisfaction of determining a working capital adjustment representing the adjustment to the fair value of net assets acquired as determined in accordance with the terms of the agreement for the sale and purchase of the assets of Solution 6. The source of the cash consideration was working capital. The amount of consideration was determined by arms-length negotiation among the parties. A copy of such agreement is filed as Exhibit 7(c)(2.1) to this report and is incorporated herein by reference. The description of the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreement, incorporated by reference as an exhibit hereto.

     (b) Access One is in the business of providing Internet service in Australia. OzEmail intends to continue these operations.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:
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The following financial statements and pro forma financial information are filed as a part of this report:

     (a) Financial Statements of Business Acquired. Access One Pty Limited (Exhibit 99.4).
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          The financial statements of Access One filed as part of this report were prepared on the basis of historical accounting principles consistent with the view of management incumbent at such time, prior to the acquisition of Access One by OzEmail. With respect to the treatment of revenue received in advance on long-term contracts, OzEmail believes however, that certain amounts should be treated as deferred revenue in accordance with OzEmail accounting policies and generally accepted accounting principles. The U.S. GAAP reconciliations within the Access One accounts fully reflect the deferred revenue in accordance with U.S. generally accepted accounting principles.

          In connection with the acquisition of Access One by OzEmail, the purchase and sale agreement provided for a working capital adjustment to be determined within six months of the acquisition (i.e., May 25, 1997). Solution 6 Holdings Limited, the vendor of Access One, and OzEmail have yet to reach an agreement as to the working capital adjustment. The Company does not believe that this will have a material adverse effect on the Company's business, results of operations or financial position.

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     (b)  Pro Forma Financial Information.  OzEmail Limited and Access One
          Pty Limited (Exhibit 99.5)
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     (c)  Exhibits.  The following documents are filed as exhibits to this
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          report:

          1. Exhibit 7(c)(2.1) - Agreement for Sale and Purchase of the Internet Business of Solution 6, dated November 8, 1997, by and between OzEmail and Solution 6

(Incorporated by reference to
               Exhibit 10.2 of OzEmail's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14,
               1998).

          2. Exhibit 7(c)(99.1) - Press Release, dated November 10, 1997, issued by OzEmail announcing the signing of the Agreement for Sale and Purchase of the Internet Business of Solution 6 (Incorporated by reference to Exhibit 99.1 of OzEmail's Form 10-Q filed with the Securities and Exchange Commission on November 14,
               1998).

          3. Exhibit 7(c)(99.2) - Press Release, dated November 10, 1997, announcing third quarter 1997 results and the acquisition of Access One (Incorporated by reference to Exhibit 99.2 of OzEmail's Form 10-Q filed with the Securities and Exchange Commission on November 14, 1998).

          4. Exhibit 7(c)(99.3) - Press Release, dated November 25, 1997, announcing the completion of OzEmail's acquisition of Access One (Incorporated by reference to the exhibit attached to OzEmail's Form 6-K filed with the Securities and Exchange Commission on April 2, 1998).








































          5. Exhibit 99.4 - Financial Statements of Business Acquired. Access One Pty Limited

          6. Exhibit 99.5 - Pro Forma Financial Information. OzEmail Limited and Access One Pty Limited

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OzEmail Limited
                                       ---------------
                                       (Registrant)

Date:  June 19, 1998                   By:/s/ Trevor Kennedy
                                          -----------------------------
                                       Name:  Trevor Kennedy

                                       Title:    Director